                                                                   EXHIBIT 10.16
Execution Copy

                         INVESTMENT ADVISOR AGREEMENT
                         ----------------------------


        This INVESTMENT ADVISOR AGREEMENT (the "Agreement") is effective as of May 31, 2000 by and between STATE STREET BANK AND TRUST COMPANY, a trust company organized under the laws of the Commonwealth of Massachusetts ("State Street"), and DRESDNER RCM GLOBAL INVESTORS LLC (the "Advisor").

        WHEREAS the American Bar Association Members Retirement Trust and the American Bar Association Members Pooled Trust for Retirement Plans (collectively referred to as the "Trusts"), for which State Street acts as trustee, are maintained pursuant to agreements between the American Bar Retirement Association ("ABRA") and State Street for the purpose of funding the American Bar Association Members Retirement Plan, the American Bar Association Members Defined Benefit Pension Plan (together, the "ABA Members Plans") and other employee benefit plans, as adopted by eligible individuals, organizations, partnerships, corporations or associations (each such individual employee benefit plan being referred to as a "Plan" and collectively as the "Plans"), which Plans must meet the requirements for qualification under Section 401 of the Internal Revenue Code of 1986, as amended and in effect from time to time (the "Code");

        WHEREAS, certain assets of the Trusts are deposited in a collective investment fund, known as the INTERNATIONAL EQUITY FUND (the "Fund"), established under the American Bar Association Members/State Street Collective Trust (the "ABA Members Collective Trust") established by State Street, as trustee (the "Trustee"), pursuant to the Declaration of Trust dated December 5, 1991, as amended and in effect from time to time (the "Declaration of Trust");

        WHEREAS, the Fund is established under a group trust maintained by the Trustee and is exempt from tax pursuant to Revenue Ruling 81-100;

        WHEREAS, the Trustee desires to retain the Advisor to act as its investment advisor to assist the Trustee in managing such assets of the Fund as the Trustee may designate from time to time in writing to the Advisor (the "Subaccount") by making recommendations to the Trustee with respect to the investment and reinvestment of the assets in the Subaccount; and

        WHEREAS the parties desire to set forth, among other things, the duties, terms and conditions under which the Advisor will carry out such advisory functions and the Trustee will perform certain of its functions with respect to managing and administering the Subaccount and the Fund;

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained in this Agreement, it is agreed as follows:

        1.     Appointment of the Advisor. The Advisor is hereby appointed and
               --------------------------
employed as investment advisor to the Trustee to assist the Trustee in its management of such assets of the Fund as are held in the Subaccount from time to time. The Advisor shall provide investment advice and recommendations and shall render certain other related services to or on behalf of the Trustee, all in accordance with the terms and conditions of this Agreement.

        2.     Acceptance by the Advisor. The Advisor hereby accepts such
               -------------------------
appointment and employment and acknowledges that, (a) with respect to the assets in the Subaccount, it is a fiduciary, as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), with respect to the Trusts and the Plans and (b) no person associated with the Advisor is a trustee or administrator of, or an employer of anyone covered by, any Plan. The Advisor represents that it is registered, or exempt from registration, under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and that it is in the business of acting as a fiduciary with respect to assets of various retirement plans and trusts. The Advisor agrees and covenants that it will notify the Trustee within ten (10) business days of (v) any change of its status under the Advisers Act, (w) the receipt of formal notice of the commencement of any proceeding by any governmental agency to take any action which would change its status under the Advisers Act, (x) notice by any governmental agency of the intent to place material limitations on the activities of the Advisor, (y) notice by any governmental agency that it intends to begin an investigation of the Advisor that is outside of the scope of routine investigations that such agency conducts from time to time of businesses engaged in the same or similar activities as the Advisor, or (z) notice by any governmental agency that it has identified an area of non-compliance or other concern in the course of any investigation of the Advisor. Throughout this Agreement, the term "business day" shall mean any day in which the New York Stock Exchange is open for trading and on which the Trustee's principal office is open for business.

        3.     Definition of Subaccount. The Subaccount for which the Advisor
               ------------------------
has been appointed to render investment advice and certain other services consists of the assets set forth in Appendix A. The Trustee may change the
                                    -----------
composition of or the amount of assets included within the Subaccount, by amending Appendix A, after written notice to the Advisor and ABRA.
         ----------

        4.     The Advisor's Services.

               (a)  Investment Process. The Advisor shall make timely
                    ------------------
recommendations to the Trustee as to how the Trustee should invest and reinvest the assets of the Subaccount and, in that connection, may recommend that the Trustee purchase, sell or otherwise invest the assets of the Subaccount on the terms and conditions recommended by the Advisor in a manner consistent with the provisions of this Agreement. The manner and procedures for effecting any such purchases, sales or investments are set forth in Subsection 4(c) below. From time to time at the request of the Trustee, the Advisor shall consult with the Trustee on a timely basis with respect to any recommendation made by the Advisor or otherwise with respect to the investment of the assets of the Subaccount.

               (b)  Compliance With Policies and Other Requirements. In
                    -----------------------------------------------
providing its investment advice and other related services, the Advisor shall act in accordance with the investment objectives and policies for the Fund as set forth in the Fund Declaration pursuant to which the Fund is established and maintained, as the same may be amended from time to time by the Trustee (the "Fund Declaration"), a copy of which is attached hereto as Appendix B, and in
                                                           ----------
accordance with any additional investment objectives and policies that have been established by the Trustee for the Subaccount as set forth in Appendix C, as the
                                                              ----------
same may be amended from time to time by the Trustee. In providing its investment advice and other related services under this Agreement, the Advisor shall comply with all of the Trustee's reasonable operating requirements as the same may be communicated in writing by the Trustee to the Advisor from time to time. The Advisor shall comply with any changes to such operating requirements that the Trustee may make from time to time within a period of time reasonably specified by the Trustee (or if none is specified, within a reasonable time period) after notice of such changes is communicated in writing by the Trustee to the Advisor.

               (c)  Recommendation Procedures. The Advisor shall place orders or
                    -------------------------
otherwise give instructions with respect to the investment of the assets in the Subaccount only after prior notification to and approval by the Trustee in accordance with the provisions of this Subsection 4(c). Except in accordance with the following provisions, the Advisor shall have no authority to place orders for the execution of transactions involving assets of the Subaccount or to give instructions to the Trustee with respect thereto:

                    (i)  Broker List. On or prior to the first business day of
                         -----------
each month, the Trustee shall consider brokers recommended by the Advisor and shall approve, to the extent deemed appropriate by the Trustee, a list of not more than one hundred (100) brokers through whom transactions with respect to the assets in the Subaccount may be effected during the following month (the "Broker List"). From time to time by means of Valid Notice (as defined below), the Advisor may request an amendment (the "Advisor's Amendment") to the Broker List. The Trustee shall exercise reasonable efforts to notify the Advisor whether or not the Trustee authorizes the Advisor's Amendment to the Broker List by means of Valid Notice within one (1) complete business day (i.e., not later
                                                               ---
than the same time of day on the next business day) following its receipt of the Advisor's Amendment and if the Trustee does not so notify the Advisor, then the Advisor's Amendment shall be deemed to be approved at the conclusion of such one business day period. The Trustee may effect an amendment to the Broker List at any time upon Valid Notice to the Advisor.

                    (ii) Real-Time Recommendations. From time to time by means
                         -------------------------
of Valid Notice (as defined below), the Advisor may make
recommendations as to proposed transactions with respect to the assets of the Subaccount (the "Advisor's Recommendation"). The Advisor's Recommendation shall
(A) be directed to the employee or employees of the Trustee designated for such purpose by the Trustee from time to time by Valid Notice and (B) describe the transaction being recommended by the Advisor in such detail and specificity as the Trustee may reasonably require. For this purpose, if the transaction is to be effected at the market price on the applicable exchange or trading system, a statement to such effect shall be sufficient to describe the proposed sale or purchase price. The Trustee shall exercise reasonable efforts to notify the Advisor by means of Valid Notice whether or not the Trustee authorizes the transaction recommended in the Advisor's Recommendation ("the Trustee's Response"). The Trustee shall exercise reasonable efforts to deliver the Trustee's Response within one (1) hour following its receipt of the Advisor's Recommendation and if the Trustee does not deliver the Trustee's Response to the Advisor within such one-hour period, then the transaction or transactions recommended in the Advisor's Recommendation shall be deemed to be approved; provided, however, that if the Advisor's Recommendation is received by the
--------  -------
Trustee after 9:00 p.m. Eastern time on any business day, then the one-hour period described in this Subsection 4(c)(ii) shall be extended so that it expires at 9:00 a.m. Eastern time on the next succeeding business day.

          (iii)   Authorized Transactions. A transaction shall become an
                  -----------------------
"Authorized Transaction" when it is (A) approved pursuant to the Trustee's Response or (B) deemed approved pursuant to Section 4(c)(ii). Notwithstanding the foregoing, unless the Trustee has otherwise notified the Advisor by Valid Notice, a transaction shall also be an "Authorized Transaction" if it is a transaction to be effected at the market price on the applicable exchange or trading system with respect to an additional acquisition or a disposition of a particular security held in the Subaccount, provided that, individually and in the aggregate, acquisitions and dispositions related to the same security during the same business day will not increase or decrease by more than twenty-five percent (25%) (Y) the number and value of shares of such security (if such security is an equity security) or (Z) the principal amount of such security (if such security is a debt security), immediately upon giving effect to all such transactions offered during such business day, provided further that at all times the Subaccount shall comply fully with the provisions of the Fund Declaration and any additional objectives and policies set forth in Exhibit C.
                                                                    ---------
The designation of a transaction as an Authorized Transaction hereunder shall be binding against the Trustee and the Authorized Transaction shall remain validly approved and authorized until the earlier of (AA) the time that it is expressly countermanded by Valid Notice from the Trustee to the Advisor or (BB) at the end of the twentieth (20th) business day following its designation as an Authorized Transaction.

          (iv)    Investment Authority. With respect to any Authorized
                  --------------------
Transaction, the Advisor may take any and all action necessary or desirable to effect such Authorized Transaction, including but not limited to (A) placing an order with a broker named in the Broker List for the execution of the
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                                                                               5

Authorized Transaction and (B) issuing to the Trustee such instructions as may be appropriate in connection with the settlement of such Authorized Transaction.

               (v)  Valid Notice. "Valid Notice" shall mean (A) written notice
                    ------------
or communication, which may be made by facsimile or by electronic transmission in a format and method reasonably acceptable to the Trustee, or (B) oral notice or communication that is recorded by the Trustee or the Advisor and is available for subsequent verification.

          (d)  Custody of Assets and Confirmation of Transactions. To the extent
               --------------------------------------------------
required by applicable law, the Advisor shall direct that all securities purchased and the proceeds from the sale of securities for the Subaccount be delivered to the Trustee, unless otherwise directed by the Trustee. The Advisor shall direct any broker effecting a transaction with respect to the assets of the Subaccount to send the Trustee a duplicate copy of any confirmation of any such transaction, except that the Advisor may make other arrangements (which are reasonably satisfactory to the Trustee) for the Trustee to receive such duplicate confirmations or comparable information acceptable to the Trustee.

          (e)  Communications Regarding Investment Securities. The Trustee shall
               ----------------------------------------------
send, or cause to be sent, on a timely basis, copies of all communications (including but not limited to proxy statements, tender offers and class action communications) from or relating to companies, the securities or other instruments of which are held in the Subaccount, to the Advisor. The Advisor shall be responsible for making a recommendation to the Trustee, in such detail and specificity as the Trustee may reasonably require, as to the appropriate response to such communications (the "Suggested Response"). Such Suggested Response shall be made by the Advisor by Valid Notice, at least one (1) complete business day (i.e., not later than the same time of day or the next business
              ---
day) prior to the deadline for such response. Such Suggested Response shall be directed to the employee or employees of the Trustee designated for such purpose by the Trustee from time to time by Valid Notice. If the Trustee decides not to follow the Suggested Response, it shall so notify the Advisor by Valid Notice (the "Trustee's Rejection") not later than the earlier of one (1) complete business day (i.e., not later than the same time of day or the next business
              ---
day) following its receipt of the Suggested Response or two (2) hours before the response deadline. Failure by the Trustee to give the Trustee's Rejection to the Advisor within such period shall constitute the Trustee's approval of the Suggested Response, and shall constitute authorization to the Advisor to (i) take such action as is appropriate to effect the Suggested Response and (ii) issue to the Trustee such instructions as may be appropriate in connection with effecting the Suggested Response.

          (f)  Advisor's Duty of Care. The Advisor shall discharge its duties
               ----------------------
with respect to the Subaccount solely in the interests of the participants in the Plans and their beneficiaries with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. The Advisor shall not be responsible for the operation or administration of the

Trusts or the Plans. The Advisor shall have no investment advisory responsibilities other than those expressly provided in this Agreement. The Advisor shall discharge its duties in accordance with the requirements of ERISA, other applicable law and this Agreement.

          (g)  Fidelity Bond and Insurance. The Advisor shall maintain for the
               ---------------------------
period of the Agreement a fidelity bond meeting the requirements of Section 412 of ERISA (unless the Trustee acknowledges that the Advisor is exempt from such requirements) and including its officers, directors and employees to the extent so required. The Advisor will provide to ABRA and the Trustee within twenty (20) business days of the effective date of this Agreement copies of all insurance policies (including fiduciary, errors and omissions, and fidelity bonds) that could cover or relate to the Subaccount, the Fund, the Trusts or the Plans, and, upon request by the Trustee or ABRA, a certificate of coverage with respect to any such policies. The Advisor will notify ABRA and the Trustee of any material changes in such policies, which change affects the coverage of the Advisor, within twenty (20) business days after the earlier of when such changes are made or are effective.

          (h)  Brokerage Practices. In placing orders for the purchase and sale
               -------------------
of assets of the Subaccount in accordance with Subsection 4(c), the Advisor shall act in accordance with the procedures with regard to brokerage practices for the Subaccount, as described in Appendix D. The Advisor shall make its
                                    ----------
recommendations of brokers or dealers in accordance with its best judgment and in a manner consistent with ERISA and other applicable law. The Advisor shall recommend those brokers or dealers for inclusion on the Broker List using its best judgment to choose the broker or dealer most capable of providing the brokerage services necessary to obtain the "best available price and most favorable execution." The Trustee recognizes that the Advisor may, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, recommend a broker or dealer who will charge a commission for effecting a securities transaction that will exceed the amount of commission another broker or dealer would have charged for effecting such transaction, where the Advisor has determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer to, or for the benefit of, the Subaccount, viewed in terms of either that particular transaction or such broker or dealer's overall responsibilities with respect to the Subaccount.

          (i)  Nondisclosure of Information. To the extent necessary for the
               ----------------------------
execution of this Agreement or to satisfy the requirements for disclosure to participants or to meet the requirements of Sections 8 and 9, the Advisor shall keep in strict confidence all information about the financial affairs of the Subaccount. The Advisor may include information about the Subaccount in aggregate information provided by the Advisor as long as the information is not set out separately or in any other manner that would enable a third party to determine the financial affairs of the Subaccount.

          (j)  Advisor's Potential Conflicts of Interest. The Advisor (and any
               -----------------------------------------
affiliate thereof) may engage in any other business or act as advisor to or investment manager for any other person, even though it (or any affiliate thereof) or such other person has, or may have, investment policies similar to those followed by the Advisor with regard to the Subaccount. Nothing in this Agreement shall prevent the Advisor (or any affiliate thereof) from buying or selling, or from recommending or directing such other person to buy or sell, at any time, securities of the same kind or class recommended by the Advisor to be purchased or sold for the Subaccount. The Advisor shall be free from any obligation to the Subaccount to recommend any particular investment opportunity which comes to it. However, if the Advisor effects the purchase or sale of the same securities for the Subaccount and other accounts at the same time that orders are open for the Subaccount and the other accounts, the pricing of or proceeds from such securities shall be allocated among the other accounts and the Subaccount in a just and equitable manner.

               (k)  Valuation. At the request of the Trustee from time to time,
                    ---------
the Advisor shall provide pricing and valuation information with respect to particular securities it has recommended for the Subaccount if the Trustee has determined that such pricing and valuation information is not otherwise reasonably available to the Trustee through standard pricing services.

          5.   Representations by the Trustee. The Trustee represents and
               ------------------------------
warrants that (a) there are no restrictions or limitations on the Subaccount's investments imposed by applicable law other than (i) those set forth in the Declaration of Trust, the Fund Declaration, this Agreement, and Appendix C, as
                                                                ----------
any of the same may be amended from time to time and communicated to the Advisor, (ii) those provided in ERISA and (iii) any other investment restriction or limitation imposed by law or regulation which in the Trustee's judgment is applicable to the Subaccount and which is communicated by the Trustee to the Advisor; and (b) disclosure to Plan participants contained in the Registration Statement describing the Subaccount is accurate and prepared in accordance with the requirements of Form S-1 under the Securities Act of 1933, as amended, except that the Trustee makes no representation or warranty with respect to any disclosure relating to the Advisor or its services with respect to the Subaccount which the Advisor has prepared, approved in writing or has not disapproved within five (5) business days following confirmed transmission by facsimile, acceptable electronic transmission or overnight mail to a person designated by the Advisor to review such disclosure.

          6.   Liability of the Advisor; Indemnification.

               (a)  Limitation of Liability of the Advisor. The Advisor shall
                    --------------------------------------
not be liable for any act or omission of any other person or entity exercising a fiduciary responsibility, if such fiduciary responsibility has been allocated to such other person or entity in accordance with this Agreement, the Declaration of Trust, the Fund Declaration, the Plans or the Trusts, except to the extent that the Advisor has itself violated its fiduciary responsibility or its obligations under this Agreement, or except to the extent that applicable law (including ERISA) may expressly provide otherwise.

               (b)  Indemnification.
                    ---------------

               (i)    Indemnification of Advisor. To the extent permitted by
                      --------------------------
     applicable law, the Trustee agrees to indemnify and hold harmless the Advisor for losses, damages or expenses resulting from (A) actions taken by the Advisor in reliance on information provided by the Trustee to the Advisor in accordance with this Agreement, including but not limited to the Trustee's operating requirements and cash availability information, (B) actions omitted to be taken by the Advisor pursuant to instructions or directions provided by the Trustee and/or (C) valuation of the assets held in the Subaccount, computation of unit values for the Subaccount by the Trustee, or performance data and other financial information provided by the Trustee to Subaccount participants except to the extent that the Advisor has incorrectly reported or failed to report securities transactions in the Subaccount to the Trustee as provided in this Agreement and to the extent that any error in such valuation or computation is due to prices or other information provided by the Advisor.

               (ii)   Indemnification of the Trustee. To the extent permitted by
                      ------------------------------
     applicable law, the Advisor agrees to indemnify and hold harmless the Trustee for any losses, damages or expenses resulting from (A) any recommendation of the Advisor or based on information provided by the Advisor, (B) the Advisor's failure to provide correct and timely information or to make recommendations on a timely basis as provided in the Agreement, and (C) any disclosure relating to the Advisor or the services provided by the Advisor with respect to the Subaccount which the Advisor has prepared, approved in writing or has not disapproved within five (5) business days following transmission by facsimile, acceptable electronic transmission or overnight mail to a person designated by the Advisor to review such disclosure; provided, however, that the Advisor shall not be
                             --------  -------
     required to indemnify and hold harmless the Trustee to the extent that such losses, damages or expenses result from an act or omission of the Advisor with respect to which the Advisor not only has used such care, skill, prudence and diligence as a reasonably prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, but also has otherwise acted in accordance with this Agreement.

               (iii)  Advisor and Trustee Indemnification Procedures. If the
                      ----------------------------------------------
     party seeking indemnification is either the Advisor or the Trustee, such party shall promptly notify the indemnifying party of any claim, action, suit or proceeding, or threat thereof, which may result in a claim for indemnification. Upon such notification, the indemnifying party may, at its option, undertake the conduct and cost of defending any such claim, action, suit or proceeding and in such case shall have full control of such defense, including but not limited to selection of counsel (provided that such counsel must be reasonably acceptable to the party being indemnified) and entry into settlement agreements (provided that any such settlement agreement shall require the consent of the party being indemnified, which consent shall not be unreasonably delayed or withheld). The Trustee or the Advisor, as the indemnifying party, shall not be liable for any legal or other expenses incurred in connection with any such defense that were not specifically authorized by it; provided, however, if such indemnifying
                                    --------  -------
     party fails to undertake and prosecute vigorously the defense of any such claim, action, suit or proceeding, it shall be liable for reasonable legal and other expenses incurred by the party being indemnified.

               (c)  Indemnification of ABRA.
                    -----------------------

                    (i) To the extent permitted by applicable law, the Advisor agrees to defend, indemnify and hold harmless ABRA, its then present and former officers, directors and advisory directors, the ABA, and its then present and former officers and Board of Governors (the "Indemnified Parties") against any and all expenses (including attorney's fees, judgments, fines and penalties, including any civil penalties assessed under Section 502(l) of ERISA) and amounts paid in settlement actually or reasonably incurred in connection with any threatened, pending or current action, suit, proceeding or claim, whether civil, criminal, administrative or otherwise, and the amount of any adverse judgment entered against any of them and any reasonable expenses attendant thereto by reason of any of the Advisor's acts or omissions in connection with this Agreement. For the above defense, indemnity and hold harmless provision to apply (i) the Indemnified Persons (or ABRA) shall inform the Advisor promptly of any claims threatened or made against any Indemnified Person, (ii) the Indemnified Persons shall cooperate fully with the Advisor in responding to such threatened or actual claims and (iii) any settlement agreement entered into by the Indemnified Persons shall require the written approval of the Advisor, which approval shall not be unreasonably withheld or delayed, and any settlement entered into by the Advisor shall require written approval, within the time frame established by the Advisor, of the Indemnified Persons, which approval shall not be unreasonably withheld.

                    (ii)  Right to Counsel. The Indemnified Persons shall have
                          ----------------
     the right to employ counsel in their, its, his or her sole discretion. Such Indemnified Persons shall be responsible for the expenses of such separate counsel except as provided in Subsection 6(c)(iii). The Advisor agrees to cooperate fully with the Indemnified Persons and their separate counsel in responding to such threatened or actual claims.

                    (iii) Separate Counsel. The Advisor agrees to cooperate
                          ----------------
     fully with the Indemnified Persons in responding to such threatened or actual claims. The Indemnified Persons shall have the right to reasonable expenses of separate counsel paid by the Advisor, provided that the Advisor
                                                       --------
     shall not be liable for any legal or other expenses incurred in connection with any such threatened claim or defense that were not specially authorized by the Advisor in writing and provided that the Advisor shall
                                              --------
     have received a written opinion reasonably acceptable in form and substance to the Advisor of counsel reasonably acceptable to the Advisor (and which counsel shall not represent or otherwise be affiliated with any of the Indemnified Persons) that there exists a material conflict of interest between one or more of the Indemnified Persons and the Advisor in the conduct of the response to a threatened claim or in the conduct of the defense of an actual claim, in which event the Advisor shall be liable for the reasonable legal expenses of each counsel whose appointment is necessary to resolve such conflict; provided, however, the Advisor shall
                                         --------  -------
     not be responsible for more than one (1) counsel for all Indemnified Persons and selection of such counsel shall be reasonably acceptable to the Advisor.

                    (iv)   Payment of Expenses. Expenses (including counsel
                           -------------------
     fees) specifically authorized by the Advisor and actually and reasonably incurred by the Indemnified Persons in defending against or responding to such threatened or actual claims as provided in (i) and (iii) of this Subsection shall be paid as they are incurred. If an Indemnified Person is reasonably required to bring any action to enforce rights or collect monies due under Subsection 6(c) and is successful in such action, the Advisor shall reimburse such Indemnified Person or its subrogee for reasonable fees and expenses incurred in bringing and pursuing such action.

                    (v)    Supplemental Rights. Indemnification pursuant to
                           -------------------
     Subsection 6(c) is intended to be supplemental to any other rights to indemnification available to the Indemnified Persons. Nothing herein shall be deemed to diminish or otherwise restrict the Indemnified Persons' rights to indemnification under law.

                    (vi)   Third Party Beneficiaries. The indemnifying party
                           -------------------------
     acknowledges that the Indemnified Persons are intended to be third-party beneficiaries of Subsection 6(c).

          7.   Transactions Prohibited with Respect to the Advisor. The Advisor,
               ---------------------------------------------------
its officers, partners, directors and affiliates, and each of them, shall not, with respect to the Subaccount, (a) as a principal, purchase assets from or sell assets to the Fund, (b) receive any compensation or fees with respect to the Fund, other than the fees provided for in Appendix E, (c) engage in or recommend
                                          ----------
any transaction involving or affecting the Fund that such person knows or should know is a prohibited transaction under ERISA unless such transaction is exempt under the applicable provisions of ERISA or (d) direct delivery of securities or payment to itself or direct any disposition of securities or cash from the Subaccount except to the Trusts.

          8.   Reports and Meetings.
               --------------------

               (a)   Monthly Reports. At least monthly the Advisor shall render
                     ---------------
to the Trustee and ABRA, or their designee, reports concerning its services under this Agreement and the status of the Subaccount, based on the reporting procedures set forth in Appendix F, which is hereby adopted and made a part of
                        ----------
this Agreement, including statements of investments in the Subaccount.

               (b)   Meetings. The Advisor will meet with the Trustee and ABRA
                     --------
and with such other persons as the Trustee or ABRA may designate on reasonable notice and at reasonable times and locations, to discuss general economic conditions,

Subaccount performance, investment strategy and other matters relating to the Subaccount.

               (c)  Reports Prior to Termination. On each day during the period
                    ----------------------------
ten (10) business days prior to the effective date of the Advisor's resignation or its removal under this Agreement by the Trustee (the "Termination Date"), or on each day of such shorter period after which the Advisor has received notice of its removal, the Advisor shall render to the Trustee and ABRA, or their designee, a report of the current status of the Subaccount based on the procedures set forth in Appendix F, including a statement of investments in the
                        ----------
Subaccount and on the day immediately following the Termination Date, such report shall be rendered in final form with respect to the status of the Subaccount, including a statement of investments therein, as of the close of business on the Termination Date.

               (d)  Additional Reports. The Advisor shall furnish to the Trustee
                    ------------------
and ABRA such additional reports and information as may be reasonably requested by the Trustee or ABRA.

          9.   Accounting. The Advisor shall keep accurate and detailed records
               ----------
concerning its services under this Agreement, including records of all transactions effected and recommendations made during its performance of this Agreement, and all such records shall be open to inspection at all reasonable times by the Trustee and ABRA, or their designee, and by duly authorized representatives of the Secretary of Labor and the Secretary of the Treasury acting pursuant to their authority under ERISA and the Code, respectively, and other appropriate regulatory authorities.

          10.  Advisor's Compensation. The amount and manner of payment of fees
               ----------------------
payable by the Trustee to the Advisor for the Advisor's services under this Agreement are set forth in Appendix E. The Advisor agrees that if it enters into
                           ----------
a fee schedule with any new non-eleemosynary client whose portfolio is advised or managed under the same investment policies and objectives as the Subaccount, and is similarly or smaller sized, for services which are similar to the services provided under this Agreement and such fee schedule contains fees that are less than the fees set forth in Appendix E, it will offer the same fee
                                    ----------
schedule to the Trustee, which shall have the right to require the amendment to Appendix E to reflect that lower fee schedule.
----------

          11.  Removal and Resignation.

               (a)  Removal of the Advisor. Upon written notice to the Advisor,
                    ----------------------
the Advisor may be removed by the Trustee. Any transaction for the Subaccount authorized by the Trustee prior to the receipt by the Advisor of the notice shall be consummated, and the Advisor shall not recommend any transaction for the Subaccount subsequent to the receipt of the notice.

               (b)  Resignation of the Advisor. The Advisor may resign under
                    --------------------------
this Agreement upon sixty (60) days' prior written notice to the Trustee. The Advisor shall concurrently advise ABRA in writing of such resignation and the effective date thereof.

shall concurrently advise ABRA in writing of such resignation and the effective date thereof.

                    (c)  Termination of Obligations. The respective obligations
                         --------------------------
of the Advisor and the Trustee under Section 6 of the Agreement shall survive any such removal or resignation or other termination of this Agreement.

               12.  Termination, Amendment or Modification. The provisions of
                    --------------------------------------
this Agreement may not be terminated, changed, modified, altered or amended in any respect except in a writing signed by the parties.

               13.  Definitions. As used herein the following terms shall have
                    -----------
the meanings ascribed to them in the following sections of this Agreement:

           Term Defined                                 Section
           ------------                                 -------
           ABA Members Collective Trust                 Introduction
           ABA Members Plans                            Introduction
           ABRA                                         Introduction
           Advisers Act                                 2
           Advisor                                      Introduction
           Advisor's Amendment                          4(c)(i)
           Advisor's Recommendation                     4(c)(ii)
           Agreement                                    Introduction
           Authorized Transaction                       4(c)(iii)
           Broker List                                  4(c)(i)
           business day                                 2
           Code                                         Introduction
           Declaration of Trust                         Introduction
           ERISA                                        2
           Fund                                         Introduction
           Fund Declaration                             4(b)
           Indemnified Parties                          6(c)(i)
           Plans                                        Introduction
           State Street                                 Introduction
           Subaccount                                   Introduction
           Suggested Response                           4(e)
           Termination Date                             8(c)
           Trustee                                      Introduction
           Trustee's Response                           4(c)(ii)
           Trustee's Rejection                          4(e)
           Trusts                                       Introduction
           Valid Notice                                 4(c)(v)

               14.  Governing Law. This Agreement shall be construed and
                    -------------
enforced according to the laws of The Commonwealth of Massachusetts and, to the extent of any federal preemption, the laws of the United States of America.

               15.  Binding upon Successors. This Agreement shall be binding
                    -----------------------
upon and enforceable by the successors to the parties hereto.

               16.  Assignment. The Advisor may not assign this Agreement
                    ----------
(including for this purpose any assignment within the meaning of the Advisers
Act), or any rights or responsibilities hereby created, without the prior written consent of the Trustee, which consent may be withheld by the Trustee in its sole discretion; however, the parties may amend this Agreement from time to time in accordance with Section 12.

               17.  Notices. Written notices shall be deemed effective with
                    -------
respect to a party upon delivery to such party at the address set forth below or to such other address as may be provided in writing from time to time by such party:


        To the Advisor:             Dresdner RCM Global Investors LLC
                                    4 Embarcadero - Suite 2900
                                    San Francisco, California 94111
                                    Attention:
                                    Telecopier:  (415) 954-5320

        To the Trustee:             State Street Bank and Trust Company
                                    Batterymarch Park III
                                    Three Pine Hill Drive
                                    Quincy, Massachusetts 02169
                                    Attention: ABRA Division Head

        If by mail to:              State Street Bank and Trust Company
                                    Post Office Box 1389
                                    Boston, Massachusetts 02104
                                    Attention: ABRA Division Head


               18.  Oral Communications. Oral communications between the parties
                    -------------------
to this Agreement shall be effective hereunder only to the extent specifically authorized herein. By its execution of this Agreement, each of the parties hereto acknowledges that the other party may record any such oral communications and consents to any such recording. All oral communications shall be confirmed in writing, except that if an oral communication is recorded such recording shall be controlling and no written confirmation shall be required.

               19.  Authority. The parties to this Agreement represent,
                    ---------
respectively, that they have duly authorized the execution, delivery and performance of this Agreement and that neither such execution and delivery nor the performance of their obligations hereunder conflict with or violate any provision of law, rule or regulation, or any instrument to which either is a party or to which any of their respective properties are subject and that this Agreement is a valid and binding obligation.

               20.  Authorized Representatives of the Advisor. The Advisor from
                    -----------------------------------------
time to time shall by written notice certify to the Trustee the name of the person or persons authorized to act on behalf of the Advisor. Any person so certified shall be deemed to be the authorized representative of the Advisor. The Advisor shall give written notice to the Trustee when any person so certified ceases to have the authority to act on behalf of the Advisor, but such revocation of authority shall not be valid until the notice is received by the Trustee. The Advisor will notify the Trustee in writing of any significant changes in the officers of the Advisor and any changes in the personnel of the Advisor responsible for providing investment advice with respect to the assets of the Subaccount within twenty (20) business days after such change.

               IN WITNESS WHEREOF, the parties have executed this Agreement effective May 31, 2000.

                                            STATE STREET BANK AND TRUST
                                             COMPANY

Attest: __________                          By_________________________
                                                  Name:
                                                  Title:


                                            DRESDNER RCM GLOBAL INVESTORS LLC



Attest: __________                          By_________________________
                                                  Name:
                                                  Title:

                                  APPENDIX A
                                  ----------

                           Assets in the Subaccount
                           ------------------------

               The assets in Subaccount shall consist of the following assets:

               (a) Fifty percent of all assets held in the Fund on May 31, 2000; and

               (b) Fifty percent of all amounts subsequently contributed or transferred to the Fund; and

               (c) All interest, income and gains attributable to such amounts; minus

               (d) All losses attributable to the amounts described in clauses (a) through (c) above; minus

               (e) Fifty percent of all amounts withdrawn or transferred from the Fund (not including amounts withdrawn to pay fees and expenses); minus

               (f) A pro rata portion of the fees and expenses for the Fund (except for the fees and expenses chargeable directly for the advisory services, management, administration, custody and accounting for the Subaccount and any other subaccounts of the Fund); minus

               (g) The amounts withdrawn to pay the fees and expenses chargeable directly for the advisory services, management, administration, custody and accounting for the Subaccount.

                                  APPENDIX C
                                  ----------

               Additional Investment Objectives and Restrictions
               -------------------------------------------------

           The Investment Advisor shall not recommend an investment:

               (i) if such investment, at the time of purchase, would cause more than 5% of the assets of the Subaccount to be invested in warrants generally, or more than 2% of the assets of the Subaccount to be invested in warrants not listed on a nationally recognized United States securities exchange;

               (ii) if such investment, at the time of purchase, at the time would cause more than 10% of the assets of the Subaccount to be invested in illiquid securities, including repurchase agreements with maturities in excess of seven days or portfolio securities that are not readily marketable;

               (iii) in any industry, if such investment, at the time of
                     purchase, would cause more than 25% of the assets of the Subaccount to be invested in such industry; or

               (iv) in securities of an issuer if such investment, at the time of purchase, would cause more than 5% of the assets of the Subaccount to be invested in the securities of such issuer.

                                  APPENDIX D
                                  ----------

                              Brokerage Practices
                              -------------------

               The Investment Advisor has provided the Trustee with a copy of
Part II of the Form ADV most recently filed by the Investment Advisor with the Securities and Exchange Commission, in which form the general brokerage practices of the Investment Advisor are described. The Investment Advisor will from time to time provide the Trustee with amendments to such form, in accordance with applicable law.

                                  APPENDIX E
                                  ----------

                                 Advisor Fees
                                 ------------

               For its services rendered as investment advisor under the Agreement, the Investment Advisor will be compensated at the annual rates set forth below, based on the aggregate value of the assets in the Subaccount. Such compensation shall be calculated and accrued on a daily basis and paid monthly from the assets of the Subaccount.

          Value of Assets in Subaccount               Rate
          -----------------------------               ----
          First $20 Million                           .75%
          Next $20 Million                            .60%
          Next $20 Million                            .50%
          Next $40 Million                            .45%
          Over $100 Million                           .40%

provided, however, that for so long as the Advisor serves as advisor to both the Growth Equity Fund and the Fund, the fee payable to the Advisor for services rendered to the Fund shall be calculated using the schedule above for the Fund commencing at the tier determined by the aggregate value of the assets in the Subaccount and in the subaccount of the Growth Equity Fund for which Advisor serves as the advisor.

                                  APPENDIX F
                                  ----------

I.      Operational Procedures Between the Trustee and the Advisor
        ----------------------------------------------------------

        A.    It is understood and agreed that the Trustee:

              1.    holds title to all of the assets of the Subaccount;

              2. is responsible to assure that investments made for the Subaccount meet applicable requirements and limitations;

              3.    is required to value such assets; and

              4. will maintain the proper accounting records for the Subaccount.

        B.    Cash.

              1. The Trustee will communicate daily to the Advisor by 12:00 noon (Eastern Time) the cash available for investment in the Subaccount, which information will be based on the procedures set forth below.

              2. Extraordinary cash flow requirements - In the event the Trustee becomes aware of facts that will require the withdrawal of an extraordinary amount of cash from the Subaccount under the Plans, the Trustee will promptly communicate to the Advisor such facts, including the amount and date of such cash withdrawal.

        C. The Advisor will communicate to the Trustee purchases and sales of investments in the Subaccount as follows:

              1.    Common Stock and Long-Term Debt Securities.

              (a) The Advisor will communicate daily to the Trustee no later than 9:00 p.m. (Eastern Time) on the trade date all purchase and sale transactions for the Subaccount. Each daily report will indicate separately number of purchases and sales and total trades. On days when no trades are recommended the Advisor will issue a negative trade report. Such communication will include the following information for each trade:

                    .    Buy or sell

                    .    Trade date (if as of trade)

                    .    Settlement date

                    .    Name of broker or dealer or other party

                    .    Name of issue

                    .    CUSIP number/Sedol

                    . Number of shares (or principal amount in local currency if debt security)

                    . Price per share (or principal amount if debt security) in local currency

                    . Price per share (or per $100 (or local equivalent) of debt security) in local currency

                    .    (For debt) Interest purchased or sold

                    . Agreed upon commission per share (or per other unit of interest)

                    . Total commission o Exchange on which transaction is executed (or transacted over the counter)

                    .    Net amount

                    . Such other information as may be required by the Trustee

                    .    Clearing broker ("same" if same as trading broker)

                    .    SIC Code


               (b) For DTC eligible securities and when applicable, the Trustee shall confirm to DTC, as soon after trade date as possible, through an acknowledgement procedure acceptable to DTC and the Trustee, all trades which accurately reflect the trades entered into for the Subaccount as reported to the Trustee by the Advisor.

               (c) The Advisor will arrange for a copy of each confirmation to be sent to the Trustee or an affiliate as designated by the Trustee.

           2.  Short-Term Debt Securities

               (a) As of 10:30 am (Eastern Time) on each business day, the Trustee will invest available cash in the Subaccount by purchasing and selling units for the Subaccount in the Yield Enhanced Short Term Investment Fund ("YES"), unless the Advisor notified the Trustee prior to such time that the Advisor recommends investment in accordance with paragraph
                    b. The Trustee shall confirm daily the
                    number of units purchased and sold on the preceding day, as well as the YES unit value at the close of business on the preceding day.

               (b) Alternatively, the Advisor may notify the Trustee in advance in writing that the Advisor recommends that the Trustee invest available cash in the Subaccount.

                    (i) In such event, the Advisor will communicate daily to the Trustee or an affiliate no later than 10:00 a.m. (Eastern Time) all recommended purchase and sale transactions in short-term securities to be made for the Subaccount. Such communication will include the following information for each trade:

                    .    Buy or sell

                    .    Trade date (if as of trade)

                    .    Settlement date

                    .    CUSIP number/Sedol

                    . Name of broker or dealer or other party, if other than the issuing company

                    .    Name of issue

                    .    Current par value in local currency

                    .    Cost of acquisition or proceeds of sale

                    .    Last coupon date

                    .    Discount or interest rates

                    .    Maturity date of purchase

                    .    Collateral

                    .    Currency

                    . Such other information as may be required by the Trustee

                    (ii) The Advisor also will direct each executing broker or dealer or other party or the issuing companies to deliver or receive the securities against payment for the account of the Trustee.

                    (iii) The Trustee will convey to the Advisor no later than the next business day a report showing in detail the previous day's transactions based on the procedures set forth in Section II below. The Advisor will (a) promptly check the data in such report and (b) immediately advise the Trustee by telephone (followed by a written confirmation within two days) of any variances.

                    (iv) If such investments are held to maturity the Trustee will redeem such securities on the maturity date and make the funds available to the Advisor for reinvestment.

                    (v) The Advisor will also direct each broker or dealer or party or issuing company to convey a copy of each confirmation to the Trustee.

II.     Valuation and Accounting of the Subaccount
        ------------------------------------------

        A. The assets of the Subaccount are valued as provided in the current prospectus included in the registration statement filed with the Securities and Exchange Commission.

        B. Stocks and long-term debt security transactions will be recorded not later than the business day following the trade date. Dividend income will be recorded on the ex-dividend date. Interest income will be accrued daily.

III.    Communications to Investment Advisor
        ------------------------------------

        A. State Street will send the following reports on a monthly basis to the Advisor by overnight mail so that they are received no later than the tenth business day of the following month:

               . Statement of Investments showing account holdings as of the last day of the month.

               .    Monthly Summary of Account Activity Report (Trials).

               .    Daily Purchase Activity Report (Purchases and Sales Report).

               .    Daily Sales Activity Report (Purchases and Sales Report).

               .    Actual Dividend Receipts Reports (Dividend and Interest
                    Report).

               . Summary of Accounting Journals Report - This report displays a daily summary of client contributions, client withdrawals and expenses charged to the account (Cash Summary Report).

               . Stock Dividend/Stock Split Schedule Report. Mergers, spinoffs, exchanges, etc. will also be indicted on this report as they occur.

               . YES Report. (This report will be distributed only if the Subaccount participates in YES for short term investments.)

        B. State Street will send the Advisor the existing broker list within two business days prior to the end of each month to determine whether any charges will be made under Section 4(c) of the Agreement.

IV.     Notices
        -------

        The methods of communication and the persons to whom the information required by this Appendix F will be given, will be set forth in writing
                         ----------
        between the Trustee and the Advisor from time to time as required by the circumstances to carry out the intent and purposes of the Agreement and this Appendix F.
             ----------